GENERAL	6 Months Ended
Jun. 30, 2013
GENERAL [Abstract]
GENERAL
NOTE 1:-	GENERAL

a.
Radcom Ltd. (the "Company") is an Israeli corporation which provides innovative service assurance solutions for communications service providers and equipment vendors. The Company specializes in solutions for next-generation networks, both wireless and wireline. The Company's comprehensive solutions are used to prevent service provider revenue leakage and enable management of customer care. The Company's products facilitate fault management, network service performance analysis, troubleshooting and pre-mediation with an OSS/BSS (Operational Support System/ Business Support System). Radcom's shares are listed on the NASDAQ Capital Market.

The Company has wholly-owned subsidiaries in the United States, Brazil and India, that are primarily engaged in the sales, marketing and customer support of the Company's products in North America, Brazil and India, respectively.

b.
The Company has an accumulated deficit of $56,792 as of June 30, 2013. The Company has managed its liquidity during this time through a series of cost reduction initiatives, including reduction in workforce, expansion of its sales into new markets and private placement transactions. The Company believes that its existing capital resources and cash flows from operations will be adequate to satisfy its expected liquidity requirements expected through the end of June 2014. The Company's foregoing estimate is based, among others, on its current backlog.